Label	Element	Value
TIAA-CREF Social Choice Low Carbon Equity Fund
Risk/Return:	rr_RiskReturnAbstract
Supplement [Text Block]	tcf0001084380_SupplementTextBlock

TIAA-CREF U.S. EQUITY FUNDS

TIAA-CREF Social Choice Low Carbon Equity Fund

(each a “Fund” and a series of the TIAA-CREF FUNDS)

SUPPLEMENT NO. 2

dated May 18, 2016 to the Statutory Prospectus dated

March 1, 2016 (the “Prospectus”)

The environmental, social and governance (“ESG”) methodology utilized by each Fund has been clarified. Therefore, in each section of the Prospectus entitled “Principal investment strategies,” the second sentence of the third paragraph set forth on page 65 and the second sentence of the second paragraph set forth on page 74 shall each be replaced in its entirety with the following:

The ESG criteria are implemented based on data provided by independent research vendor(s).

In addition, in the sections of the Prospectus entitled “Principal Investment strategies” the fourth paragraph set forth on page 65 and the third paragraph set forth on page 74 shall each be replaced in its entirety with the following:

The ESG evaluation process is conducted on an industry-specific basis and involves the identification of key performance indicators, which are given more or less relative weight compared to the broader range of potential assessment categories. Concerns in one area do not automatically eliminate an issuer from being an eligible Fund investment. When ESG concerns exist, the evaluation process gives careful consideration to how companies address the risks and opportunities they face in the context of their sector or industry and relative to their peers. The Fund will not generally invest in companies significantly involved in certain business activities, including but not limited to the production of alcohol, tobacco, military weapons, firearms, nuclear power and gambling.

Risk/Return [Heading]	rr_RiskReturnHeading	TIAA-CREF Social Choice Low Carbon Equity Fund